SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 28, 2004
                                                          -------------


                         FAIRPOINT COMMUNICATIONS, INC.
                         ------------------------------
             (Exact Name of Registrant as specified in its charter)



                Delaware                 333-56365               13-3725229
     --------------------             ----------------      --------------------
      (State or other jurisdiction    (Commission File         (IRS Employer
            of incorporation)             Number)            Identification No.)



      521 East Morehead Street, Suite 250, Charlotte, North Carolina 28202
      --------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (704) 344-8150
                                                          ---------------

                                       N/A
                                   -----------
         (Former name or former address, if changed since last report):

Item 9.  Regulation FD Disclosure

      On March 25, 2004, FairPoint Communications, Inc. (the "Company") filed a Registration Statement on Form S-1 with the Securities and Exchange Commission (the "SEC") (as amended by Amendment No. 1 to Form S-1 filed with the SEC on May 20, 2004, the "Registration Statement"), relating to the proposed initial public offering (the "IDS Offering") by the Company of $750 million of Income Deposit Securities, representing shares of the Company's class A common stock and senior subordinated notes.

      The Company has disclosed in the Registration Statement that concurrently with the IDS Offering, the Company expects to enter into a new senior secured $450 million credit facility (the "New Credit Facility"), consisting of a revolving facility in an aggregate principal amount of up to $100 million and a term facility in an aggregate principal amount of $350 million.

      In connection with the syndication of the New Credit Facility, the Company intends to disclose the following information to potential lenders.

      The following table sets forth the Company's estimates of the sources of the funds to effect the transactions described in the Registration Statement (the "Transactions") and the Company's uses of such funds, assuming the Transactions all occurred on March 31, 2004. The actual amounts on the date that the Transactions are consummated may vary. Amounts in millions.




                    Sources                                                     Uses
--------------------------------------------------          -----------------------------------------------------------

New Credit Facility:                                        Repayment of Existing Debt(2)                     $817.3
    Revolving Facility(1)                  $0.0             Repurchase of Series A Preferred Stock             113.2
    Term Facility                         350.0             Cash Reserve for Discontinued Operations            10.5
IDS Offering                              750.0             Other(3)                                           159.0

                                    --------------                                                       --------------
Total Sources                          $1,100.0             Total Uses                                      $1,100.0
                                    ==============                                                       ==============


(1)  Facility size of up to $100 million.
(2) Assumes that the Company has repurchased all outstanding 9 1/2% notes, floating rate notes, 12 1/2% notes and 11 7/8% notes in the tender offers and consent solicitations for such notes.
(3)  Includes fees, expenses, accrued interest and tender and call premiums.

         In addition, in connection with the IDS Offering, the Company expects to issue approximately $361.4 million aggregate principal amount of senior subordinated notes to the public and its existing equityholders.

         Some statements herein are known as "forward-looking statements". Forward-looking statements may relate to, among other things, the Company's dividend policies, future performance generally, business development activities, future capital expenditures, financing sources and availability and the effects of regulation and competition. These forward-looking statements include, but are not limited to, statements about the Company's plans, objectives, expectations and intentions and other statements contained in the prospectus that are not historical facts. When used herein, the words "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates" and similar expressions are generally intended to identify forward-looking statements. Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause actual results to differ materially from those expressed or implied by these forward-looking statements, including the Company's plans, objectives, expectations and intentions and other factors discussed under "Risk Factors" in the Registration Statement and other parts of the Registration Statement. You should not place undue reliance on these forward-looking statements, which reflect the Company's view only as of the date hereof.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FAIRPOINT COMMUNICATIONS, INC.


                                       By:  /s/ Walter E. Leach, Jr.
                                           -------------------------------------
                                            Name:   Walter E. Leach, Jr.
                                            Title:  Senior Vice President and
                                                    Chief Financial Officer


Date:  May 28, 2004